ADVISER AND ADMINISTRATOR
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

INVESTMENT SUB-ADVISER
   FERGUSON WELLMAN
     CAPITAL MANAGEMENT, INC.
   888 SW Fifth Avenue, Suite 1200
   Portland, Oregon 97204

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Vernon R. Alden
   David B. Frohnmayer
   James A. Gardner
   Diana P. Herrmann
   Sterling K. Jenson
   Raymond H. Lung
   John W. Mitchell
   Richard C. Ross
   Ralph R. Shaw

OFFICERS
   Lacy B. Herrmann, President
   James M. McCullough, Senior Vice President
   Kimball L. Young, Senior Vice President
   Sherri Foster, Vice President
   Diana P. Herrmann, Vice President
   Christine L. Neimeth, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


SEMI-ANNUAL
REPORT

JUNE 30, 2001

                                     AQUILA
                                    CASCADIA
                                  EQUITY FUND

[Logo of Aquila Cascadia Equity Fund: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILASM GROUP OF FUNDS

[Logo of Aquila Cascadia Equity Fund: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

                           AQUILA CASCADIA EQUITY FUND

                               SEMI-ANNUAL REPORT

                                                                 August 15, 2001

Dear Fellow Shareholder:

     We are enclosing a report for Aquila Cascadia Equity Fund for the period ended June 30, 2001. This report is necessary since we are in the process of changing the fiscal year end of the Fund to December 31st from March 31st.

     The performance of the share value of the A Shares, without sales charge, did well in the three-month period of March 31st to June 30th. In this period, the share value rose by 8.48%. However, for the six months ending June 30th, the share value was still off for the year.

     It is really no consolation for our shareholders to have the share value experience a decline such as that which has taken place. We strongly believe that this situation is temporary and will be corrected over time. As you are probably well aware, the stock market has experienced an overall decline for about a year. As a result, the share performance of the Fund is comparable to the percentage declines experienced by the average domestic equity fund throughout the country.

A LITTLE PERSPECTIVE

     We continue to have great faith for the prospects of the seven states - Oregon, Washington, Idaho, Utah, Nevada, Alaska and Hawaii - in the Cascadia region of our country.

     As we have previously mentioned to you, the Gross Domestic Product of the Cascadia region, if viewed as a separate country, would rank it APPROXIMATELY THE 9TH LARGEST ECONOMY IN THE WHOLE WORLD.

     As we have pointed out in the past, the Cascadia region is home to many excellent companies of various size, which possess highly competent management and employees. The quality of life available to people living in the Cascadia area continues to be a major factor in attracting high caliber people to the region. Furthermore, many of the companies possess the kind of entrepreneurial spirit which encourages growth prospects.

     Consequently, the Cascadia region is rich in investment opportunities for the Fund. Despite the recent setback of the stock market, we feel the future prospects for the Cascadia Fund will continue to be attractive. There are a number of investments available which are diverse, interesting and dynamic which we will try to take advantage of over the future.

     The Cascadia region, while diverse, is still a very manageable area in which to invest. It gives us the opportunity to participate in investments which are "in our own backyard." And, although the economy of the Cascadia region is one of the largest in the world, we can still invest in this region without concerning ourselves with accounting differences, language barriers, currency exchange and various cultural aspects that one might find investing in other parts of the world.

TOP TEN HOLDINGS

     Listed below are the top ten common stock holdings of Aquila Cascadia Equity Fund as at June 30, 2001. As we have mentioned in the past, these holdings will vary in character and amount over time. However, we try to have the right selection process and diversification to produce the kind of positive results we would like to have for our shareholders.


                                TOP TEN HOLDINGS

                                   PERCENT
 COMPANY                        OF NET ASSETS      STATE     MARKET SECTOR
 -------                        -------------      -----     -------------
 Starbucks Corp.                    6.1%            WA       Consumer Staples
 Costco Wholesale Corp.             6.0%            WA       Consumer Cyclicals
 Microsoft Corp.                    5.1%            WA       Technology
 Boeing Co.                         4.0%            WA       Capital Goods
 Washington Mutual, Inc.            3.9%            WA       Finance
 BancWest Corp.                     3.7%            HI       Finance
 Intel Corp.                        3.5%            CA       Technology
 Kroger Co.                         3.3%            OH       Consumer Staples
 Lattice Semiconductor Corp.        3.1%            OR       Technology
 PACCAR, Inc.                       2.9%            WA       Capital Goods


DIVERSIFICATION OF THE FUND

     In addition to showing you the top ten holdings of the Fund, we are presenting below the portfolio diversification of the Fund by states and by market sector.

[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR

  Utilities                        8%
  Basic Materials                  4%
  Capital Goods                    9%
  Communication Services           4%
  Consumer Cyclicals              10%
  Consumer Staples                10%
  Energy                           6%
  Finance                         15%
  Healthcare                      10%
  Technology                      23%
  Transportation                   1%


[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY REGION
    Hawaii                4%
    Idaho                 3%
    Nevada                3%
    Oregon                15%
    Washington            44%
    Utah                  6%
    Other                 25%

YOUR CONTINUED CONFIDENCE IS APPRECIATED

     We again want to emphasize that we are most appreciative of the trust you have placed in the Fund through your investment.

     As mentioned, we continue to be enthusiastic about the Cascadia region of our country as well as for the growth prospects for investments in the area. We welcome the fact that you have joined us also in expressing your degree of optimism.

                                   Sincerely,


						/s/  Lacy B. Herrmann
                                   -----------------------
                                   Lacy B. Herrmann
                                   President and Chairman
                                   of the Board of Trustees

In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains, if any. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. A portion of management fees is being waived so as to keep the Fund's overall costs as competitive as possible. Returns would be less if sales charges and management fees were fully applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discuss the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                           AQUILA CASCADIA EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)


                                                                       MARKET
  SHARES        COMMON STOCKS - 99.0%                                   VALUE
---------       ------------------------------------------------     -----------

                BASIC MATERIALS - 4.1%

                PAPER & FOREST PRODUCTS - 4.1%
   22,250       Longview Fibre Co. .............................     $   274,120
    5,000       Weyerhaeuser Co. ...............................         274,850
                                                                     -----------
                                                                         548,970
                                                                     -----------

                CAPITAL GOODS - 9.1%

                AEROSPACE/DEFENSE - 3.9%
    9,600       Boeing Co. .....................................         533,760
                                                                     -----------

                DIVERSIFIED MANUFACTURING - 2.3%
   14,000       Esterline Technologies Corp. + .................         304,500
                                                                     -----------

                TRUCKS & PARTS - 2.9%
    7,630       PACCAR, Inc. ...................................         392,334
                                                                     -----------

                COMMUNICATION SERVICES - 3.9%

                TELECOM-WIRELESS-1.1%
    3,500       Western Wireless Communications Corp.+ .........         150,500
                                                                     -----------

                TELEPHONE - 2.8%
    4,500       Qwest Communications International, Inc. .......         143,415
    4,392       Verizon Communications, Inc. ...................         234,972
                                                                     -----------
                                                                         378,387
                                                                     -----------

                CONSUMER CYCLICALS - 10.0%

                APPAREL - 2.0%
    5,250       Columbia Sportswear Co. + ......................         267,698
                                                                     -----------

                FOOTWEAR - 1.7%
    5,500       Nike, Inc. (Class B) ...........................         230,945
                                                                     -----------

                RETAIL - GENERAL MERCHANDISE/SPECIALTY - 6.3%
    3,000       Amazon.com, Inc.+ ..............................          42,450
   19,600       Costco Wholesale Corp.+ ........................         805,168
                                                                     -----------
                                                                         847,618
                                                                     -----------

                CONSUMER STAPLES - 9.4%

                RESTAURANTS - 6.1%
   35,800       Starbucks Corp. + ..............................         823,400
                                                                     -----------

                RETAIL-FOOD CHAINS - 3.3%
   17,816       Kroger Co. + ...................................         445,400
                                                                     -----------

                ENERGY - 6.0%

                DRILLING- 1.5%
    6,250       Noble Drilling Corp. + .........................         204,687
                                                                     -----------

                OIL - DOMESTIC - 3.0%
    3,500       Phillips Petroleum Co. .........................         199,500
    3,000       Texaco, Inc. ...................................         199,800
                                                                     -----------
                                                                         399,300
                                                                     -----------

                OIL & GAS EXPLORATION AND PRODUCTION - 1.5%
    5,000       Burlington Resources, Inc.+ ....................         199,750
                                                                     -----------

                FINANCE - 15.0%

                BANKS - MAJOR REGIONAL - 7.8%
   14,600       BancWest Corp. .................................         502,240
   13,156       U.S. Bancorp ...................................         299,825
    5,500       Wells Fargo & Co. ..............................         255,365
                                                                     -----------
                                                                       1,057,430
                                                                     -----------

                DIVERSIFIED FINANCIALS - 1.4%
    3,500       Citigroup, Inc. ................................         184,940
                                                                     -----------

                INSURANCE - 1.9%
    5,500       Stancorp Financial Group, Inc. .................         260,645
                                                                     -----------

                SAVINGS & LOAN - 3.9%
   14,062       Washington Mutual, Inc. ........................         528,028
                                                                     -----------

                HEALTHCARE - 9.8%

                BIOTECH - 8.3%
   10,500       Corixa Corp. + .................................         179,235
    5,500       ICOS Corp. + ...................................         352,000
   14,200       Immunex Corp. + ................................         252,050
    5,300       Myriad Genetics, Inc.+ .........................         335,595
                                                                     -----------
                                                                       1,118,880
                                                                     -----------

                DRUGS-MAJOR - 1.5%
    5,000       NPS Pharmaceuticals, Inc.+ .....................         201,000
                                                                     -----------

                TECHNOLOGY - 23.2%

                COMPUTER HARDWARE & SOFTWARE SERVICES - 9.4%
   12,500       Advanced Digital Information Corp.+ ............         216,250
    6,880       Hewlett-Packard Co. ............................         196,768
    8,200       InFocus Corp. + ................................         167,198
    9,435       Microsoft Corp.+ ...............................         688,755
                                                                     -----------
                                                                       1,268,971
                                                                     -----------

                ELECTRONICS - 13.8%
   16,220       Intel Corp. ....................................         474,435
   17,100       Lattice Semiconductor Corp. + ..................         417,240
   11,900       Mentor Graphics Corp. + ........................         208,250
    8,600       Micron Technology, Inc. + ......................         353,460
    2,600       Tektronix, Inc.+ ...............................          70,590
   15,400       Triquint Semiconductor, Inc.+ ..................         346,500
                                                                     -----------
                                                                       1,870,475
                                                                     -----------

                TRANSPORTATION - 0.9%

                AIR FREIGHT/AIRLINES - 0.9%
    4,150       Alaska Air Group, Inc.+ ........................         119,935
                                                                     -----------

                UTILITIES - 7.6%

                ENERGY SERVICES - 2.1%
   11,500       Questar Corp. ..................................         284,740
                                                                     -----------

                NATURAL GAS - 5.5%
   16,300       Southwest Gas Corp. ............................         385,984
   10,900       Williams Companies, Inc. .......................         359,155
                                                                     -----------
                                                                         745,139
                                                                     -----------

                Total Common Stocks (cost $9,661,903*) ..  99.0%      13,367,432
                Other assets less liabilities ...........   1.0%         139,569
                                                          ------     -----------
                Net Assets .............................. 100.0%     $13,507,001
                                                          ======     ===========


               * Cost for Federal tax purposes is identical.
               + Non-income producing security.

                See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001
                                   (UNAUDITED)

ASSETS
   Investments at market value (cost $9,661,903) ............................................     $ 13,367,432
   Cash .....................................................................................          149,487
   Dividends receivable .....................................................................            6,547
   Deferred organization expenses (note 2) ..................................................            3,341
   Receivable for Fund shares sold ..........................................................              958
                                                                                                  ------------
   Total assets .............................................................................       13,527,765
                                                                                                  ------------
LIABILITIES

   Distribution fees payable ................................................................            5,083
   Management fees payable ..................................................................            4,930
                                                                                                  ------------
   Accrued expenses .........................................................................           10,751
                                                                                                  ------------
   Total liabilities ........................................................................           20,764
                                                                                                  ------------
NET ASSETS ..................................................................................     $ 13,507,001
                                                                                                  ============

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares
      par value $.01 per share ..............................................................     $      8,030
   Additional paid-in capital ...............................................................        9,990,008
   Net unrealized appreciation on investments (note 4) ......................................        3,705,529
   Net investment loss ......................................................................          (18,947)
   Accumulated net realized loss on investments .............................................         (177,619)
                                                                                                  ------------
                                                                                                  $ 13,507,001
                                                                                                  ============

CLASS A

   Net Assets ...............................................................................     $  1,717,430
                                                                                                  ============

   Capital shares outstanding ...............................................................          102,449
                                                                                                  ============

   Net asset value and redemption price per share ...........................................     $      16.76
                                                                                                  ============

   Offering price per share (100/95.75 of $16.76 adjusted to nearest cent) ..................     $      17.50
                                                                                                  ============

CLASS C

   Net Assets ...............................................................................     $  1,625,513
                                                                                                  ============

   Capital shares outstanding ...............................................................          100,407
                                                                                                  ============

   Net asset value and offering price per share .............................................     $      16.19
                                                                                                  ============

   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ............................................     $      16.19*
                                                                                                  ============

CLASS Y

   Net Assets ...............................................................................     $ 10,164,058
                                                                                                  ============

   Capital shares outstanding ...............................................................          600,142
                                                                                                  ============

   Net asset value, offering and redemption price per share .................................     $      16.94
                                                                                                  ============

                See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                             STATEMENT OF OPERATIONS
               FOR THE PERIOD APRIL 1, 2001 THROUGH JUNE 30, 2001
                                   (UNAUDITED)

INVESTMENT INCOME:

     Dividends .............................................                    $    35,535

Expenses:

     Advisory and Administrative fees (note 3) .............     $    26,377
     Sub-Advisory fees (note 3) ............................          23,080
     Legal fees ............................................          11,220
     Shareholders' reports .................................           7,481
     Trustees' fees and expenses ...........................           5,558
     Registration fees .....................................           5,104
     Distribution and service fees (note 3) ................           5,083
     Amortization of organization expenses (note 2) ........           4,849
     Transfer and shareholder servicing agent fees .........           4,548
     Audit and accounting fees .............................           4,318
     Custodian fees ........................................             920
     Miscellaneous .........................................           2,458
                                                                 -----------
                                                                     100,996

     Advisory and Administrative fees waived (note 3) ......         (18,727)
     Sub-Advisory fees waived (note 3) .....................         (15,430)
     Expenses paid indirectly (note 6) .....................         (12,357)
                                                                 -----------
     Net expenses ..........................................                         54,482
                                                                                -----------
     Net investment loss ...................................                        (18,947)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized loss from securities transactions ........        (382,053)
     Change in unrealized appreciation on investments ......       1,481,769
                                                                 -----------

     Net realized and unrealized gain on investments .......                      1,099,716
                                                                                -----------
     Net increase in net assets resulting from operations ..                    $ 1,080,769
                                                                                ===========

                See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   PERIOD ENDED
                                                                  JUNE 30, 2001*       YEAR ENDED
                                                                    (UNAUDITED)      MARCH 31, 2001
                                                                  --------------     --------------
OPERATIONS:
   Net investment loss .......................................     $    (18,947)      $   (107,179)
   Net realized gain (loss) from securities transactions .....         (382,053)           204,533
   Change in unrealized appreciation on investments ..........        1,481,769         (5,931,168)
                                                                   ------------       ------------
      Change in net assets from operations ...................        1,080,769         (5,833,814)
                                                                   ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
   Class A Shares:
   Net realized gain on investments ..........................                -            (34,264)

   Class C Shares:
   Net realized gain on investments ..........................                -            (36,848)

   Class Y Shares:
   Net realized gain on investments ..........................                -           (206,768)
                                                                   ------------       ------------
      Change in net assets from distributions ................                -           (277,880)
                                                                   ------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):

   Proceeds from shares sold .................................          135,703          1,543,848
   Reinvested distributions ..................................                -            195,532
   Cost of shares redeemed ...................................         (564,653)        (1,347,690)
                                                                   ------------       ------------
      Change in net assets from capital share transactions ...         (428,950)           391,690
                                                                   ------------       ------------

      Change in net assets ...................................          651,819         (5,720,004)

NET ASSETS:

   Beginning of period .......................................       12,855,182         18,575,186
                                                                   ------------       ------------

   End of period .............................................     $ 13,507,001       $ 12,855,182
                                                                   ============       ============

*From April 1, 2001 through June 30, 2001.

                See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.  ORGANIZATION

     Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

     The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On July 31, 2000 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At June 30, 2001 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class. On May 7, 2001, the Board of Trustees approved a change in the Fund's fiscal year end from March to December.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d)   ORGANIZATION  EXPENSES:  The  Fund's  organizational   expenses  have  been
     deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Management   affairs  of  the  Fund  are  conducted  through  two  separate management arrangements.

     Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

     The Fund  also  has an  Investment  Sub-Advisory  Agreement  with  Ferguson
Wellman Capital Management, Inc. (formerly Ferguson, Wellman, Rudd, Purdy and Van Winkle, Inc.) (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.

     For the period April 1, 2001 through June 30, 2001, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $26,377 and $23,080, respectively, of which amounts $18,727 and $15,430, respectively, were voluntarily waived.

     Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by

Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the period April 1, 2001 through June 30, 2001, service fees on Class A Shares amounted to $1,044, of which the Distributor received $93.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the period April 1, 2001 through June 30, 2001, amounted to $3,029. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the period April 1, 2001 through June 30, 2001, amounted to $1,010. The total of these payments with respect to Class C Shares amounted to $4,039 of which the Distributor received $1,769.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the period April 1, 2001 through June 30, 2001, total commissions on sales of Class A Shares amounted to $809, of which the Distributor received $3.


4. PURCHASES AND SALES OF SECURITIES

     For the period April 1, 2001 through June 30, 2001, purchases of securities and proceeds from the sales of securities aggregated $682,318 and $1,333,220, respectively.

     At June 30, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $4,031,479 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $325,950, for a net unrealized appreciation of $3,705,529.

5. DISTRIBUTIONS

     The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually and are taxable.

     Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

7. CAPITAL SHARE TRANSACTIONS

   Transactions in Capital Shares of the Fund were as follows:

                                             PERIOD ENDED
                                            JUNE 30, 2001*                   YEAR ENDED
                                             (UNAUDITED)                   MARCH 31, 2001
                                      ------------------------        ------------------------
                                       SHARES         AMOUNT           SHARES         AMOUNT
                                      --------      ----------        --------     -----------
CLASS A SHARES:
   Proceeds from shares sold ....        1,774      $   28,775          28,597     $   559,767
   Reinvested dividends and
      distributions .............            -               -           1,319          23,917
   Cost of shares redeemed ......       (7,745)       (121,251)         (4,819)        (92,450)
                                      --------      ----------        --------     -----------
      Net change ................       (5,971)        (92,476)         25,097         491,234
                                      --------      ----------        --------     -----------

CLASS C SHARES:
   Proceeds from shares sold ....        3,754          59,001          29,817         579,178
   Reinvested dividends and
      distributions .............            -               -             223           3,926
   Cost of shares redeemed ......      (13,493)       (214,930)        (12,829)       (220,766)
                                      --------      ----------        --------     -----------
      Net change ................       (9,739)       (155,929)         17,211         362,338
                                      --------      ----------        --------     -----------

CLASS Y SHARES:
   Proceeds from shares sold ....        2,915          47,927          19,392         404,903
   Reinvested dividends and
      distributions .............            -               -           9,168         167,689
   Cost of shares redeemed ......      (14,012)       (228,472)        (55,931)     (1,034,474)
                                      --------      ----------        --------     -----------
      Net change ................      (11,097)       (180,545)        (27,371)       (461,882)
                                      --------      ----------        --------     -----------

Total transactions in Fund
   shares .......................      (26,807)     $ (428,950)         14,937     $   391,690
                                      ========      ==========        ========     ===========

* From April 1, 2001 through June 30, 2001.

                           AQUILA CASCADIA EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                Class A
                                                  ---------------------------------------------------------------------------------
                                                    Period(2)
                                                     Ended                       Year Ended March 31,                     Period(1)
                                                    6/30/01         ---------------------------------------------           Ended
                                                  (unaudited)        2001         2000         1999         1998           3/31/97
                                                  -----------       ------       ------       ------       ------         ---------
Net asset value, beginning of period .........       $15.45         $22.72       $16.46       $16.89       $12.95          $12.00
                                                     ------         ------       ------       ------       ------          ------

Income (loss) from investment operations:

   Net investment loss .......................       (0.03)         (0.14)       (0.10)         -            -               -
   Net gain (loss) on securities
     (both realized and unrealized) ..........        1.34          (6.81)        7.05        (0.43)        3.94            0.95
                                                     ------         ------       ------       ------       ------          ------

   Total from investment operations ..........        1.31          (6.95)        6.95        (0.43)        3.94            0.95
                                                     ------         ------       ------       ------       ------          ------

Less distributions (note 5):
   Distributions from capital gains ..........         -            (0.32)       (0.69)         -            -               -
                                                     ------         ------       ------       ------       ------          ------

Net asset value, end of period ...............       $16.76         $15.45       $22.72       $16.46       $16.89          $12.95
                                                     ======         ======       ======       ======       ======          ======

Total return (not reflecting sales charge) ...       8.48%+         (30.78)%     43.07%       (2.55)%      30.42%          7.92%+

Ratios/supplemental data
   Net assets, end of period
     (in thousands) ..........................       $1,717         $1,675       $1,893       $2,119       $2,709          $1,615
   Ratio of expenses to average
     net assets ..............................        2.10%*         1.66%        1.67%        1.92%        1.77%          1.34%*
   Ratio of net investment loss
     to average net assets ...................       (1.04)*        (0.75)%      (0.53)%      (0.25)%      (0.18)%         (0.16)%*

   Portfolio turnover rate ...................       5.10%+         28.77%       37.46%       26.62%       29.38%          3.53%+

The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average
     net assets ..............................       2.75%*          2.61%        2.44%        2.37%        2.76%          4.63%*
   Ratio of net investment loss to
     average net assets ......................       (1.69)%*       (1.70)%      (1.30)%      (0.70)%      (1.17)%         (3.45)%*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average
     net assets ..............................       1.73%*          1.63%        1.65%        1.80%        1.75%          1.18%*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
(2) For the period April 1, 2001 through June 30, 2001.

 +  Not annualized.
 *  Annualized.

                See accompanying notes to financial statements.

                                                                                Class C
                                                  ---------------------------------------------------------------------------------
                                                    Period(2)
                                                     Ended                       Year Ended March 31,                     Period(1)
                                                    6/30/01         ---------------------------------------------           Ended
                                                  (unaudited)        2001         2000         1999         1998           3/31/97
                                                  -----------       ------       ------       ------       ------         ---------
Net asset value, beginning of period .........       $14.95         $22.18       $16.21       $16.76       $12.95          $12.00
                                                     ------         ------       ------       ------       ------          ------

Income (loss) from investment operations:

   Net investment loss .......................       (0.06)         (0.28)       (0.24)         -            -               -
   Net gain (loss) on securities
     (both realized and unrealized) ..........        1.30          (6.63)        6.90        (0.55)        3.81            0.95
                                                     ------         ------       ------       ------       ------          ------

   Total from investment operations ..........        1.24          (6.91)        6.66        (0.55)        3.81            0.95
                                                     ------         ------       ------       ------       ------          ------

Less distributions (note 5):
   Distributions from capital gains ..........         -            (0.32)       (0.69)         -            -               -
                                                     ------         ------       ------       ------       ------          ------

Net asset value, end of period ...............       $16.19         $14.95       $22.18       $16.21       $16.76          $12.95
                                                     ======         ======       ======       ======       ======          ======

Total return (not reflecting sales charge) ...       8.29%+         (31.35)%     41.94%       (3.28)%      29.42%          7.92%+

Ratios/supplemental data
   Net assets, end of period
     (in thousands) ..........................       $1,626         $1,646       $2,061       $1,396        $968            $350
   Ratio of expenses to average
     net assets ..............................       2.84%*         2.40%        2.42%        2.65%        2.53%           1.38%*
   Ratio of net investment loss
     to average net assets ...................       (1.78)%*       (1.50)%      (1.30)%      (1.00)%      (0.96)%         (0.16)%*

   Portfolio turnover rate ...................       5.10%+         28.77%       37.46%       26.62%       29.38%          3.53%+

The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average
     net assets ..............................       3.49%*          3.35%        3.20%        3.09%        3.53%          5.39%*
   Ratio of net investment loss to
     average net assets ......................       (2.43)%*       (2.45)%      (2.08)%      (1.44)%      (1.96)%         (4.17)%*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average
     net assets ..............................       2.47%*          2.38%        2.40%        2.54%        2.51%           1.22%*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
(2) For the period April 1, 2001 through June 30, 2001.

 +  Not annualized.
 *  Annualized.

                See accompanying notes to financial statements.

                           AQUILA CASCADIA EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                                   (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                               CLASS Y
                                                                  -----------------------------------------------------------------
                                                                   PERIOD(2)
                                                                     ENDED               YEAR ENDED MARCH 31,             PERIOD(1)
                                                                    6/30/01     -------------------------------------      ENDED
                                                                  (UNAUDITED)    2001       2000      1999      1998      3/31/97
                                                                  -----------   ------     ------    ------    ------     ---------
Net asset value, beginning of period ............................   $15.60      $22.89     $16.55    $16.94    $12.96      $12.00
                                                                    ------      ------     ------    ------    ------      ------

Income (loss) from investment operations:
   Net investment loss ..........................................   (0.02)      (0.10)     (0.05)      -         -           -
   Net gain (loss) on securities (both realized and unrealized) .    1.36       (6.87)      7.08     (0.39)     3.98        0.96
                                                                    ------      ------     ------    ------    ------      ------

   Total from investment operations .............................    1.34       (6.97)      7.03     (0.39)     3.98        0.96
                                                                    ------      ------     ------    ------    ------      ------

Less distributions (note 5):
   Distributions from capital gains .............................     -         (0.32)     (0.69)      -         -           -
                                                                    ------      ------     ------    ------    ------      ------

Net asset value, end of period ..................................   $16.94      $15.60     $22.89    $16.55    $16.94      $12.96
                                                                    ======      ======     ======    ======    ======      ======

Total return (not reflecting sales charge) ......................   8.59%+      (30.64)%   43.32%    (2.30)%   30.71%      8.00%+

Ratios/supplemental data
   Net assets, end of period (in thousands) .....................   $10,164     $9,534     $14,621   $12,202   $12,649     $7,393
   Ratio of expenses to average net assets ......................   1.85%*       1.41%      1.42%     1.66%     1.52%      1.40%*
   Ratio of net investment income (loss) to average net assets ..   (0.79)%*    (0.52)%    (0.28)%     -        0.07%      (0.16)%*

   Portfolio turnover rate ......................................   5.10%+      28.77%     37.46%    26.62%    29.38%      3.53%+

The expense and net investment loss ratios without the effect of the Adviser's and Sub-Adviser's voluntary waiver of fees and the Adviser's voluntary expense reimbursement were:

   Ratio of expenses to average net assets ......................   2.51%*       2.35%      2.20%     2.11%     2.51%      4.38%*
   Ratio of net investment loss to average net assets ...........   (1.44)%*    (1.46)%    (1.06)%   (0.45)%   (0.92)%     (3.14)%*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ......................   1.48%*       1.39%      1.40%     1.55%     1.50%      1.24%*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
(2) For the period April 1, 2001 through June 30, 2001.

 +  Not annualized.
 *  Annualized.

                 See accompanying notes to financial statements.